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                                                                   EXHIBIT 10.45
                            WAIVER OF REGISTRATION RIGHTS




Vista Medical Technologies, Inc.
5451 Avenida Encinas, Suite A
Carlsbad, CA  92008
Attention:  Robert De Vaere

    Re:  Public Offering of Common Stock of Vista Medical Technologies, Inc.
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Dear Mr. De Vaere:

    In consideration of the proposed initial underwritten public offering of Common Stock of Vista Medical Technologies, Inc., a California corporation (the "Company"), to be managed by Goldman, Sachs & Co. and Salomon Brothers Inc (collectively, the "Representatives"), expected to be consummated on or prior to the end of April 1997 (the "Public Offering"), and, subject to and conditioned upon the execution of similar letter agreements by persons holding at least a majority of the outstanding number of shares of the Registrable Securities (as defined in the Amended and Restated Investors' Rights Agreement dated November 27, 1996, as amended, between the Company and the parties thereto (the "Investors' Rights Agreement")) the undersigned hereby waives (i) its rights under the Investors' Rights Agreement to register and sell its Registrable Securities, as defined above, as part of the Public Offering and (ii) the requirement to notify the undersigned of the Public Offering as set forth in the Investors' Rights Agreement.

Dated:  February 28, 1997         Very truly yours,


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                                  INVESTOR'S NAME AS APPEARS
                                  ON STOCK BOOK



                                  By:
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                                       Name


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